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                         SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                             CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 1999



                           PACIFIC CREST CAPITAL, INC.
           (Exact name of registrant as specified in its charter)


          DELAWARE                                            95-4437818
   (State or other jurisdiction of                        (I.R.S. employer
    incorporation or organization)                     identification number)



                          COMMISSION FILE NUMBER:  0-22732


                                30343 CANWOOD STREET
                          AGOURA HILLS, CALIFORNIA 91301
                 (Address of principal executive offices and zip code)

          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (818) 865-3300





                                   NOT APPLICABLE
             (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

                  Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  Not Applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

                  Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Not Applicable

ITEM 5.  OTHER EVENTS.

     Attached hereto as Exhibit 99.1 is a Press Release dated September 30, 1999 with respect to an application filed by the Registrant's wholly owned subsidiary, Pacific Crest Bank (the "Bank"), with the California Department of Financial Institutions by which the Bank requested approval to convert from a California-chartered industrial bank to a California-chartered commercial bank (the "Conversion Application"). The press release also indicated that in connection with the Conversion Application, the Registrant filed an application with the Federal Reserve Board to become a registered bank holding company.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  Not Applicable

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Financial Statements - Not Applicable

                  (b)      Pro Forma Financial Information - Not Applicable

                  (c)      Exhibits

                           99.1    Press Release dated September 30, 1999.

ITEM 8.  CHANGE IN FISCAL YEAR

                  Not Applicable

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

                  Not Applicable.



                                                    SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PACIFIC CREST CAPITAL, INC.
                                           (Registrant)




    Date:  October 7, 1999                 By:
                                                      Lyle C. Lodwick
                                                 Executive Vice President

                                                   EXHIBIT INDEX

    99.1        Press Release dated September 30, 1999.

                                                   EXHIBIT 99.1

                                      Press Release dated September 30, 1999

CONTACT: LYLE LODWICK                       PACIFIC CREST CAPITAL, INC.
         EXECUTIVE VICE PRESIDENT           30343 CANWOOD STREET
         818-865-3300                       AGOURA HILLS, CA  91301

                                   PACIFIC CREST
                                    CAPITAL, INC.

         =====================================================================
                                        NEWS
         =====================================================================

     PACIFIC CREST CAPITAL, INC. ANNOUNCES FILING OF APPLICATION TO CONVERT
               SUBSIDIARY, PACIFIC CREST BANK, TO COMMERCIAL BANK

     Agoura Hills, California, September 30,1999...Pacific Crest Capital, Inc. (NASDAQ NMS-PCCI) today reported that its subsidiary, Pacific Crest Bank, has filed an application with the California Department of Financial Institutions ("DFI") to convert its charter from a California state chartered industrial bank to a California state chartered commercial bank.

     Lyle Lodwick, Executive Vice President, stated that "The primary motivation for seeking the charter change is because the commercial bank charter permits full-service checking accounts, whereas the industrial bank charter does not. We believe full-service checking account options are desirable for our customers and will enable the company to progress to a full-service on-line banking system in the future."

     The company also reported that in order to effectuate the bank charter change, Pacific Crest Capital, Inc., the parent company of Pacific Crest Bank, must register as a bank holding company. Pacific Crest Capital, Inc. has filed an application with the Federal Reserve Board to become a bank holding company.

     Subject to approval of the charter change, the DFI and the Federal Deposit Insurance Corporation ("FDIC") will continue to regulate Pacific Crest Bank, and Pacific Crest Capital, Inc. will be regulated by the Federal Reserve Board.

     Conditional upon regulatory approvals, the company anticipates that the charter conversion will occur in the fourth quarter of 1999.

     The comments in this press release regarding the regulatory applications may constitute forward-looking statements under Section 27A of the Securities Act and Section 21E of the Securities and Exchange Act. The company cautions that forward-looking statements include certain risks and uncertainties. Such risks include the possibility that appropriate regulatory approvals will not be obtained, or if regulatory approvals are obtained, that Pacific Crest Bank would have difficulty or lack of success in implementing on-line banking and checking account products in the future.

     Pacific Crest Capital, Inc. is a financial institution holding company that offers specialized lending and deposit programs through its FDIC-insured California state chartered industrial bank, Pacific Crest Bank. For over 25 years, Pacific Crest Bank has specialized in providing fast and flexible financing to California's small businesses, entrepreneurs and investors. Products offered include customized commercial real estate loans, commercial real estate construction loans, loans guaranteed by the Small Business Administration, and specialized FDIC-insured savings programs. Pacific Crest Bank is headquartered in Agoura Hills, California and operates three California deposit gathering branches located in Beverly Hills, Encino and San Diego and has loan production offices in Northern and Southern California; Portland, Oregon; Seattle, Washington, and Phoenix, Arizona.

     Previously   released  company  press  releases,   SEC  reports  and  other
information are available on the Company's Web page on the Internet at http://www.paccrest.com.

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CZ.8VCNCJV.EDGAR.DOC